Schedule of Investments (unaudited)	iShares® Interest Rate Hedged Emerging Markets Bond ETF
January 31, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.5%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	49,263	$5,608,593
Total Investment Companies — 94.5%		5,608,593
(Cost: $5,434,582)
Total Investments in Securities — 94.5%		5,608,593
(Cost: $5,434,582)		327,257
Other Assets, Less Liabilities — 5.5%		$5,935,850
Net Assets — 100.0%

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$0	(b)	$—	$—	$—	—	$193	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	50,000	—	(50,000	)(b)	—	—	—	—	43		—
iShares J.P. Morgan USD Emerging Markets Bond ETF	5,309,895	113,642	—		372,787	185,056	5,608,593	49,263	57,271		—
					$390,868	$185,056	$25,464,733	5,608,593	$57,507		$—

(a)	As of period end, the entity is no longer held.

(b)	Represents net amount purchased (sold).

(c)	All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency
1.17%	Semi-annual	0.20%	Quarterly	N/A	12/08/21	$(1,438)	$(12,287)	$(1,184)	$(11,103)
2.38	Semi-annual	0.20	Quarterly	N/A	01/12/23	(377)	(16,166)	(13,863)	(2,303)
2.46	Semi-annual	0.20	Quarterly	N/A	01/13/25	(1,100)	(89,973)	(40,053)	(49,920)
0.49	Semi-annual	0.20	Quarterly	N/A	09/27/27	(732)	14,503	744	13,759
3.25	Semi-annual	0.20	Quarterly	N/A	10/18/28	(619)	(109,118)	(61,698)	(47,420)
0.77	Semi-annual	0.20	Quarterly	N/A	04/01/30	(866)	22,979	(4,395)	27,374
2.34	Semi-annual	0.20	Quarterly	N/A	12/08/36	(472)	(61,429)	(28,506)	(32,923)
0.86	Semi-annual	0.20	Quarterly	N/A	03/30/45	(511)	78,873	28,625	50,248
0.87	Semi-annual	0.20	Quarterly	N/A	03/30/50	(105)	19,321	3,674	15,647
1.06	Semi-annual	0.20	Quarterly	N/A	09/19/50	(325)	45,622	834	44,788
							$(107,675)	$(115,822)	$8,147

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Schedule of Investments (unaudited) (continued)	iShares® Interest Rate Hedged Emerging Markets Bond ETF
January 31, 2021

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of January 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$5,608,593	$—	$—	$5,608,593
Derivative financial instruments(a)
Assets
Swaps	$—	$151,816	$—	$151,816
Liabilities
Swaps	—	(143,669)	—	(143,669)
	$—	$8,147	$—	$8,147

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

2